AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                              ON FEBRUARY 23, 2000

================================================================================

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant To Section 14(a) of the
                        Securities Exchange Act of 1934.

Filed by the Registrant [_]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
    [_] Preliminary Proxy Statement
    [_] Confidential, For Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
    [_] Definitive Proxy Statement
    [_] Definitive Additional Materials
    [X] Soliciting Material Under Rule 14a-12


                               DEXTER CORPORATION
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                      INTERNATIONAL SPECIALTY PRODUCTS INC.
                              ISP INVESTMENTS INC.
--------------------------------------------------------------------------------
    (NAME OF PERSON (S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11.

1)    Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

2)    Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

4)    Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

5)    Total fee paid:

      --------------------------------------------------------------------------

  [_] Fee paid previously with preliminary materials:

      --------------------------------------------------------------------------

      [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)         Amount previously paid:
2)         Form, Schedule or Registration Statement No.:
3)         Filing Party:
4)         Date Filed:

================================================================================


NY2:\875649\01\$RNL01!.DOC\54104.0016

The following Notice of Intention to Present Business and Nominations (the "Notice") relating to Dexter's 2000 annual meeting of shareholders was sent by International Specialty Products Inc. ("ISP") to Dexter Corporation ("Dexter") on January 27, 2000 pursuant to the requirements of Article II, Section 3 of Dexter's Bylaws. The Notice was previously filed as Exhibit 1 to Amendment No. 6 to the Schedule 13D filed by ISP with respect to ISP's beneficial ownership of common stock of Dexter.











      ISP HAS FILED A PRELIMINARY PROXY STATEMENT WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION RELATING TO ISP'S SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF DEXTER CORPORATION FOR USE AT DEXTER'S 2000 ANNUAL MEETING. ISP STRONGLY ADVISES ALL DEXTER SHAREHOLDERS TO READ THE FINAL, DEFINITIVE PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. WHEN COMPLETED, THE FINAL DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO ALL DEXTER SHAREHOLDERS AND WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP:\\WWW.SEC.GOV. DEXTER SHAREHOLDERS MAY ALSO OBTAIN THE FINAL DEFINITIVE PROXY STATEMENT FOR FREE FROM INNISFREE M&A INCORPORATED BY CALLING (888) 750-5834. THE PRELIMINARY PROXY STATEMENT IS CURRENTLY AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE. INFORMATION RELATING TO THE PARTICIPANTS IN ISP'S PROXY SOLICITATION IS CONTAINED IN THE PRELIMINARY PROXY STATEMENT.



NY2:\881329\01\$W1D01!.DOC\54104.0016

                      INTERNATIONAL SPECIALTY PRODUCTS INC.
                              ISP INVESTMENTS INC.
                        c/o ISP Management Company, Inc.
                                 1361 Alps Road
                             Wayne, New Jersey 07470




                                                                January 27, 2000



By Facsimile and Certified Mail
-------------------------------

Bruce H. Beatt, Esq.
Vice President, General Counsel
      and Secretary
Dexter Corporation
One Elm Street
Windsor Locks, Connecticut  06096

           Re: Notice of Intention to Present Business and Nominations
               -------------------------------------------------------

Dear Mr. Beatt:

           The undersigned (the "Proponent"), a wholly owned subsidiary of International Specialty Products Inc., a Delaware corporation ("ISP"), is a shareholder of Dexter Corporation, a Connecticut corporation (the "Company"), and holds of record 100 shares of Common Stock, par value $1.00 per share, of the Company (the "Common Stock") as of the date hereof. The Proponent and ISP beneficially own 2,299,200 shares of Common Stock in the aggregate as of the date hereof. The undersigned hereby notifies the Secretary of the Company in accordance with Article II, Section 3 of the Company's Bylaws (the "Bylaws") that at the Company's 2000 Annual Meeting of Shareholders (the "2000 Annual Meeting") it intends to bring before the 2000 Annual Meeting certain amendments to the Bylaws and certain other resolutions of the Company's shareholders, as described herein. In addition, the undersigned hereby notifies the Secretary of the Company in accordance with Article II, Section 3 of the Bylaws of the undersigned's intent to nominate at least ten persons for directorships at the 2000 Annual Meeting. As used herein, the term Proponent shall include reference to ISP.

A. DESCRIPTION OF THE MATTERS TO BE BROUGHT BEFORE THE 2000 ANNUAL MEETING, THE NOMINATIONS AND THE REASONS THEREFOR

           At the 2000 Annual Meeting, the Proponent intends to present and have voted upon and approved by the shareholders of the Company the following resolutions (the

NY2:\872330\01\54104.0016

"Resolutions"), pursuant to the terms of the Company's Restated Certificate of Incorporation, the Bylaws and the Connecticut Business Corporation Act (the "CBCA"):

           (1) The election of the Proponent's slate of nominees to replace the three directors whose terms expire at the 2000 Annual Meeting (the "Director Election Proposal");

           (2) A Bylaw amendment that would increase the size of the Company's Board to permit the Proponent's nominees for directorships, if elected, to constitute a majority of the Company's Board (the "Board Size Bylaw Proposal") (the full text of the Bylaw amendment to effect the Board Size Bylaw Proposal is contained in Annex I to this Notice);

           (3) The election of the Proponent's slate of nominees to fill the vacancies created by the increased number of directorships (the "Additional Directors Election Proposal") (the full text of a shareholder resolution to effect the Additional Directors Election Proposal is contained in Annex II to this Notice);

           (4) A Bylaw amendment that would require the Company's Board to make certain amendments to the Company's Rights Agreement, dated as of August 23, 1996, by and between the Company and ChaseMellon Shareholder Services, L.L.C. (as amended, the "Rights Agreement"), or to redeem the rights thereunder, if the shareholders instruct the Board to do so by majority vote, and not to adopt a new rights agreement without shareholder approval (the "Poison Pill Bylaw Proposal") (the complete text of a proposed Bylaw amendment to effect the Poison Pill Bylaw Proposal is included as Annex III to this Notice);

           (5) A shareholder resolution directing the Company's Board to amend the Rights Agreement promptly to make it inapplicable to any offer for all outstanding shares of the Company for at least $45 per share in cash (the "Poison Pill Amendment Proposal") (the full text of a resolution implementing the Poison Pill Amendment Proposal is included as Annex IV to this Notice);

           (6) A shareholder resolution repealing any and all amendments made by the Company's Board of Directors to the Bylaws after February 26, 1999 and barring the Company's Board from adopting any new amendments to the Bylaws which serve to reinstate any repealed provisions or similar provisions, without the approval of the shareholders (the "Bylaw Repeal Proposal") (the complete text of a proposed shareholder resolution to effect the Bylaw Repeal Proposal is included as Annex V to this Notice); and

           (7) A resolution providing the order for voting at the 2000 Annual Meeting (the "Omnibus Proposal") (the full text of the Omnibus Proposal is contained in Annex VI to this Notice).

           The Proponent is proposing the Resolutions to facilitate the Proponent's proposed offer to acquire all of the Common Stock of the Company not owned by the Proponent at a price of $45 per share in a merger transaction, a premium of 38% over the closing price on the day immediately prior to the announcement of the Proponent's offer. As one of the largest shareholders of both the Company and Life Technologies, Inc., a Delaware corporation and majority owned subsidiary of the Company ("LTI"), the Proponent has been dissatisfied with the failure of the Company's Board of Directors to maximize shareholder value. On December 3, 1999, the Proponent discussed with representatives of the Company strategies aimed at maximizing the value of the Company's shares. After receiving no response to these proposals, in correspondence with the Company on December 14, 1999, the Proponent proposed a business combination transaction in which holders of the Company's Common Stock would receive $45 per share, subject to the execution of a mutually acceptable merger agreement. The Proponent also stated that it would be willing to pay more for the shares if the Company's Board provided additional information that justifies an increased price. By correspondence with the Proponent on December 23, 1999, the Company's Board rejected the Proponent's proposal. The Proponent does not believe that the Company's Board is willing to consider in good faith and pursue the proposed combination or a superior proposal, absent direct pressure from the Proponent and other shareholders.

           The overall purpose of the Proponent's proposals is to elect nominees to the Company's Board who are committed to consider and pursue the Proponent's proposed business combination in which the Company's shareholders would receive $45 per share in cash, or a superior proposal. All determinations made by the Proponent's nominees, if elected as directors of the Company, will be subject to their fiduciary duties. Two of the Proponent's nominees, Samuel J. Heyman and Sunil Kumar, are affiliated with the Proponent and, if elected to the Company's Board, would not participate in any Board action relating to the Proponent's proposal or any other business combination transaction while the Proponent's acquisition proposal remains in effect. Another purpose of the Proponent's proposals is to permit the Company's shareholders to consider on their own the merits of any offers for their shares by issuing instructions to the Company's Board as to the manner in which the Company's Rights Agreement shall be applied to particular offers or transactions and by directing the Company's Board to make the Rights Agreement inapplicable to offers of at least $45 per share in cash for all shares of Common Stock.

                                  VOTE REQUIRED

           Based on currently available public information, a quorum will exist at the 2000 Annual Meeting if holders of not less than a majority of the shares of Common Stock outstanding and entitled to vote at the 2000 Annual Meeting are present in person or by proxy. If a quorum is present, the Proponent's proposals can be adopted by the following vote:

o NOMINEE PROPOSALS: Election of nominees for directorships will require the affirmative vote of a plurality of the votes cast. The election of the Proponent's nominees to fill the newly-created directorships is subject to the prior adoption of the Proponent's Board Size Bylaw Proposal.

o PROPOSALS REQUIRING BYLAW AMENDMENTS: The Proponent believes that the Resolutions involving amendments to the Bylaws, namely the Board Size Bylaw Proposal, Poison Pill Bylaw Proposal and Bylaw Repeal Proposal, will be approved if the votes cast for the respective proposal exceed the votes cast against the respective proposal at the 2000 Annual Meeting. The Proponent is instituting litigation seeking to have the amendment provision currently contained in the Bylaws, to the extent it requires the affirmative supermajority vote of the holders of two-thirds of the issued and outstanding shares of Common Stock to effect an amendment, held ineffective. If the Bylaws are held to contain an effective supermajority shareholder voting requirement, the Board Size Bylaw Proposal, Poison Pill Bylaw Proposal and Bylaw Repeal Proposal would each require the affirmative vote of the holders of two-thirds of the issued and outstanding shares of Common Stock.

o PROPOSALS NOT REQUIRING BYLAW AMENDMENTS: Adoption of the Poison Pill Amendment Proposal and Omnibus Proposal will be approved if the votes cast for the respective proposal exceed the votes cast against the respective proposal at the 2000 Annual Meeting. The adoption of the Poison Pill Amendment Proposal is subject to the adoption of the Poison Pill Bylaw Proposal.

B.         INFORMATION REGARDING THE NOMINEES

           As stated above, the Proponent is hereby providing notice of its intent to nominate the following persons as candidates to stand for election to the Board of Directors of the Company (the "Nominees"):

           (1)        Samuel J. Heyman

           (2)        Sunil Kumar

           (3)        Philip Peller

           (4)        Alan Meckler

           (5)        Dan Ogden

           (6)        Morrison DeSoto Webb

           (7)        Robert Englander

           (8)        John Droney

           (9)        Anthony T. Kronman

           (10)       Vincent Tese

           It is the Proponent's intention that Nominees (1), (2) and (3) stand for election to replace the directors whose terms expire at the 2000 Annual Meeting and serve until the 2003 Annual Meeting. If the Company's Board fixes the number of nominees to be elected for terms expiring in 2003 at other than three, the Proponent shall adjust the designation of its Nominees accordingly. The remaining Nominees listed above shall stand for election to fill the newly created directorships resulting from the adoption by the Company's shareholders of the Board Size Bylaw Proposal.

           In accordance with Article II, Section 3 of the Bylaws, set forth below is the following information regarding these nominations: (1) with respect to each Nominee: (a) consent of each Nominee to his nomination; (b) name, age, business address and residence address of each Nominee; (c) the principal occupation or employment of each Nominee; (d) the class and total number of shares of Common Stock that are beneficially owned by each Nominee as of the date of this Notice of Intention to Present Business and Nominations; and (e) such other information regarding each Nominee as would be required to be included in a Proxy Statement on Schedule 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with the solicitation of proxies for the election of the Nominees as directors of the Company; and (2) with respect to the Proponent: (a) name and record address of the Proponent; (b) the class and total number of shares of Common Stock that are beneficially owned by the Proponent as of the date of this Notice of Intention to Present Business and Nominations; (c) a representation of the Proponent that it intends to appear in person or by proxy at the 2000 Annual Meeting to nominate the Nominees; (d) a description of all arrangements or understandings between the Proponent and each Nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the Proponent; and (e) such other information regarding the Proponent as would be required to be included in a Proxy Statement on Schedule 14A under the Exchange Act, in connection with the solicitation of proxies for the election of the Nominees as directors of the Company.

           1.         CONSENTS OF EACH NOMINEE TO NOMINATION
                      --------------------------------------

                      See Exhibits 1-A through 1-J hereto.

           2.        NAME, AGE, BUSINESS ADDRESS AND RESIDENCE ADDRESS
                     -------------------------------------------------

Name                                    Age         Business Address                          Residence Address
----                                    ---         ----------------                          -----------------
Samuel J. Heyman                        61          1361 Alps Road                            2 East 67th Street
                                                    Wayne, New Jersey 07470                   New York, NY 10021


                                       5

Sunil Kumar                             50          1361 Alps Road                            301 Westgate Road
                                                    Wayne, New Jersey 07470                   Ridgewood, New Jersey 07450

Philip Peller                           60          N/A (retired)                             9 Quaker Ridge Road
                                                                                              Brookville, NY 11545-3327

Alan Meckler                            54          501 Fifth Avenue                          520 East 86th Street
                                                    New York, NY 10017                        New York, NY 10028

Dan Ogden                               52          Yokohama Tire Corporation                 10541 N. 50th Place
                                                    601 S. Acacia                             Paradise Valley, AZ 85253
                                                    P.O. Box 4550
                                                    Fullerton, CA 92834-4550

Morrison DeSoto Webb                    52          120 Rye Ridge Road                        120 Rye Ridge Road
                                                    Harrison, NY 10528                        Harrison, NY 10528

Robert Englander                        57          Belvoir Publications, Inc.                970 Park Avenue
                                                    75 Holly Hill Lane                        New York, NY 10028
                                                    Greenwich, CT 06830

John Droney                             53          Levy & Droney, P.C.                       75 Rockledge Drive
                                                    74 Batterson Park Road                    West Hartford, CT 06107
                                                    Farmington, CT 06032

Anthony T. Kronman                      54          Yale Law School                           35 Highland Street
                                                    127 Wall Street                           New Haven, CT 06511
                                                    New Haven, CT 06511

Vincent Tese                            56          Wireless Cable International, Inc.        130 East 74th Street
                                                    c/o Bear Stearns & Co. Inc.               New York, NY 10021
                                                    245 Park Avenue
                                                    New York, NY 10167

           3.         PRINCIPAL OCCUPATIONS
                      ---------------------

Name                                                                          Principal Occupation
----                                                                          --------------------
Samuel J. Heyman                            Chairman of the Board of Directors of International Specialty Products Inc.


                                       6


Sunil Kumar                                 President, Chief Executive Officer and Director of International Specialty Products Inc.

Philip Peller                               Retired as of November 30, 1999.

Alan Meckler                                Chairman of the Board of Directors and Chief Executive Officer of Internet.com Corp.

Dan Ogden                                   President and Chief Operating Officer of Yokohama Tire Corporation

Morrison DeSoto Webb                        Attorney in private practice

Robert Englander                            Chairman of the Board and Chief Executive Officer of Belvoir Publications, Inc.

John Droney                                 Attorney at Levy & Droney, P.C.

Anthony T. Kronman                          Dean and Edward J. Phelps Professor of Law of Yale Law School

Vincent Tese
                                            Chairman of the Board of Wireless Cable International Inc.

           4. CLASS AND NUMBER OF SHARES BENEFICIALLY OWNED BY EACH NOMINEE AS OF THE DATE OF THIS NOTICE
                      -----------------------------------------------------

           The class of shares of the Company's capital stock beneficially owned by each of the persons listed below as of the date of this Notice is Common Stock.

                                                  Number of Shares
Name                                             Beneficially Owned
----                                             ------------------

Samuel J. Heyman                                       2,229,200

Sunil Kumar                                                    0

Philip Peller                                                  0

Alan Meckler                                                   0

Dan Ogden                                                      0

Morrison DeSoto Webb                                           0

Robert Englander                                               0

John Droney                                                    0

Anthony T. Kronman                                             0

Vincent Tese                                                   0

           5.         OTHER INFORMATION REQUIRED BY THE PROXY RULES REGARDING
                      EACH NOMINEE
                      -------------------------------------------------------

           Other information regarding each Nominee that would be required to be included in a Proxy Statement on Schedule 14A under the Exchange Act in connection with the solicitation of proxies for the election of the Nominees is set forth below. Please see Annex VII hereto for additional information regarding the Nominees required by Regulation 14A under the Exchange Act.

                      Item 5 - Interests of Certain Persons in Matters to be Acted Upon
                      ------------------------------------------------------

                      (b) See Sections B.2. and B.3. above and Annex VII hereto.

                     Item 6 - Voting Securities and Principal Holders Thereof
                     --------------------------------------------------------

                     (d) The information required by Item 403 of Regulation S-K with respect to each such Nominee is set forth in Section B.4. above and Annex VII hereto.

                     Item 7 - Directors and Executive Officers
                     -----------------------------------------

                     (a) The information required by Instruction 4 to Item 103 of Regulation S-K with respect to each such Nominee is set forth below:

                     Except as set forth below, no such Nominee is involved in any material pending legal proceedings with respect to the Company:

                     The Proponent is commencing a lawsuit against the Company and certain members of the Company's Board of Directors in the United States District Court for the District of Connecticut. The Proponent's complaint (the "Complaint") alleges, among other things, that Article X of the Bylaws (insofar as it provides for a two-thirds supermajority vote of the shareholders to amend the Bylaws) violates Section 33-807 of the CBCA and is therefore invalid; that the Company's poison pill violates Section 33-665 of the CBCA and is therefore invalid; that shareholders have the right to vote on the Proponent's proposals at the 2000 Annual Meeting; and that the directors have breached their fiduciary obligations to the Company and its shareholders. The Complaint seeks declaratory and injunctive relief as well as money damages. The Complaint also asks the Court to order that the 2000 Annual Meeting be held no later than April 30, 2000. The Proponent refers to the Complaint for a complete description of its claims.

                     (b) The Information required by Items 401, 404(a) and (c) and 405 of Regulation S-K with respect to each such Nominee is set forth below:

                     Item 401:
                     ---------

                                 (a) Identification of Directors. The names and
                      ages of the Nominees who are not directors of the Company as of the date hereof are set forth above under Section
                      B.2. above, and any arrangement or understanding between any such Nominee and any other person pursuant to which he was or is to be selected as a Nominee or director is set forth above under Section C.4. below. None of the Nominees currently holds any position or office with the Company or has ever served previously as a director of the Company. If elected, Samuel J. Heyman, Sunil Kumar and Philip Peller would serve, subject to the provisions of the Bylaws, until the 2003 annual meeting of the Company's shareholders and until their respective successors have been elected and qualified. If elected, Alan Meckler, Dan Ogden, Morrison DeSoto Webb and Robert Englander would serve, subject to the provisions of the Bylaws, until the 2002 annual meeting of the Company's shareholders and until their respective successors have been elected and qualified, and John Droney, Anthony T. Kronman and Vincent Tese, if elected, would serve, subject to the provisions of the Bylaws, until the 2001 annual meeting of shareholders and until their respective successors have been elected and qualified, subject, in each case, to the allocation by the Company's Board of such directorships to a different class, consistent with Section 33-740 of the CBCA.

                                 (e) Business Experience. The business
                      experience of each of the Nominees during the past five years is as follows:

Name                             Business Experience During Past Five Years
----                             ------------------------------------------

Samuel J. Heyman                 Mr. Heyman has been a director and Chairman of
                                 ISP since its formation and served as its Chief
                                 Executive Officer from its formation until June
                                 1999. He also has been a director, Chairman and Chief Executive Officer of GAF Corporation
                                 ("GAF") and certain of its subsidiaries for more than five years. Mr. Heyman has been a director and Chairman of Building Materials
                                 Corporation of America ("BMCA"), an indirect, approximately 97% -owned subsidiary of GAF, since its formation, and has served as Chief
                                 Executive Officer of BMCA since June 1999, which position he also held from June 1996 to January 1999. He is also the Chief Executive
                                 Officer, Manager and General Partner of a number of closely held real estate development companies and partnerships whose investments include commercial real estate and a portfolio of publicly traded securities.

Sunil Kumar                      Mr. Kumar has been a director, President and
                                 Chief Executive Officer of ISP since June 1999.
                                 Mr. Kumar also has been President and Chief
                                 Executive Officer of certain subsidiaries of ISP, including ISP Investments Inc., since June
                                 1999. Mr. Kumar was a director, President and Chief Executive Officer of BMCA from May 1995,
                                 January 1999 and July 1996, respectively, until
                                 June 1999. He was Chief Operating Officer of
                                 BMCA from March 1996 to January 1999. Mr. Kumar also was President, Commercial Roofing Products
                                 Division, and Vice President of BMCA from
                                 February 1995 to March 1996. From 1992 to
                                 February 1995, he was Executive Vice President of Bridgestone/Firestone, Inc., a retail distributor and manufacturer of tires and provider of automobile services.

Philip Peller                    Prior to his retirement on November 30, 1999,
                                 Mr. Peller was a partner of Andersen Worldwide
                                 S.C. and Arthur Andersen LLP, a role he had held since 1970. He served as Managing Partner
                                 - Practice Protection and Partner Affairs for
                                 Andersen Worldwide during the period 1998 to 1999 and as Managing Partner - Practice
                                 Protection from 1996 to 1998. During the period
                                 1995 to 1996, he was the Managing Director -
                                 Quality, Risk Management and Professional
                                 Competence for Arthur Andersen's global audit practice.

Alan Meckler                     Mr. Meckler has been the Chairman and Chief
                                 Executive Officer of Internet.com Corp. since
                                 December 1998. He was the Chairman and Chief
                                 Executive Officer of Mecklermedia Corp. from
                                 June 1971 to November 30, 1998.

Dan Ogden                        Mr. Ogden has been the President and Chief
                                 Operating Officer of Yokohama Tire Corporation since August 1997. From September 1996 until
                                 August 1997, Mr. Ogden was engaged in private investment activities. He was President and Chief Operating Officer of EMCO Enterprises,
                                 Inc. from December 1992 until August 1996.

Morrison DeSoto Webb             Mr. Webb has been an attorney in private
                                 practice since January 2000. He was Executive
                                 Vice President - External Affairs and Corporate
                                 Communications at Bell Atlantic Corporation from August 1997 until December 1999. From May
                                 1995 until August 1997, Mr. Webb was Executive
                                 Vice President, General Counsel and Secretary of NYNEX Corporation.

                                 He was Vice President - General Counsel of New England Telephone and Telegraph Company, a subsidiary of NYNEX Corporation, from 1991 until 1995 and Vice President - General Counsel of New York Telephone Company, a subsidiary of NYNEX Corporation from 1994 until 1995.

Robert Englander                 Mr. Englander has been the Chairman and Chief
                                 Executive Officer of Belvoir Publications since
                                 February 1973.

John Droney                      Mr. Droney has been an attorney with Levy &
                                 Droney, P.C. since February 1988. Mr. Droney was also Chairman of the Democratic Party in Connecticut and a member of the Democratic
                                 National Committee from 1986-1992.

Anthony T. Kronman               Mr. Kronman has been Dean and Professor of Law
                                 at Yale Law School since 1994 and 1978,
                                 respectively.

Vincent Tese                     Mr. Tese has been the Chairman of Wireless
                                 Cable International Inc. since April 1995. Mr.
                                 Tese was Chairman of Cross Country Wireless
                                 Inc. from October 1994 to July 1995. Mr. Tese was the Director of Economic Development for the State of New York from June 1987 to
                                 December 1994 and also served as the Chairman of the Urban Development Corporation in New
                                 York from 1985 to 1994.

                                 Other than as set forth immediately below, none
                      of the Nominees is a director of any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) thereof, or any registered investment company under the Investment Company Act of 1940:

                                 Samuel J. Heyman is a director of International Specialty Products Inc. and Building Materials Corporation of America.

                                 Sunil Kumar is a director of International
                                 Specialty Products Inc.

                                 Alan Meckler is a director of Internet.com
                                 Corporation.

                                 Vincent Tese is a director of Allied Waste
                                 Industries, Inc., Bear Stearns Companies Inc., Bowne & Co., Inc., Cablevision Systems Corp., Keyspan Corp. and Mack-Cali Realty Corp.

                                 (f) Involvement in Certain Legal Proceedings.
                      None of the Nominees has been the subject of any order, action or proceeding of the type described in Item 401(f).

                      Item 404(a):
                      ------------

                                 Other than as set forth immediately below,
                      since the beginning of the Company's 1999 fiscal year, none of the Nominees or any member of their immediate families had any material interest in a transaction, or has any material interest in a proposed transaction, to which the Company or any subsidiary of the Company was a party and in which the amount involved exceeded $60,000:

                                 The Proponent and certain of its affiliates
                      beneficially own approximately 14% of the outstanding shares of common stock of LTI (the "LTI Common Stock"). Samuel J. Heyman, by virtue of his beneficial ownership (as defined in Rule 13d-3) of approximately 76% of the capital stock of ISP, may be deemed to own beneficially (solely for purposes of Rule 13d-3) the LTI Common Stock owned by the Proponent and such affiliates. Mr. Heyman has no knowledge of the commercial dealings between the Company and LTI, other than information that may be disclosed in the public filings of the Company and LTI.

                     Item 404(c):
                     ------------

                                 None of the Nominees or any member of their
                      immediate families has been indebted to the Company or any of its subsidiaries at any time since the beginning of the Company's 1999 fiscal year in an amount in excess of $60,000.

                     Item 405:
                     ---------

                                 Not applicable.

                     (c) The information required by Item 404 (b) of Regulation S-K with respect to each such Nominee is set forth below:

                     None of the Nominees has or has had during the Company's 1999 fiscal year any relationship with the Company or its subsidiaries of the type described in Item 404(b) of Regulation S-K.

                     Item 8 - Compensation of Directors and Executive Officers
                     ---------------------------------------------------------

                     The information required by Item 402 of Regulation S-K with respect to each such Nominee and their associates is set forth below:

                     No Nominee has received any compensation from the Company.

C.         INFORMATION REGARDING THE PROPONENT

           1.         NAME AND RECORD ADDRESS OF THE PROPONENT
                      ----------------------------------------

Name                                                Record Address
----                                                --------------

ISP Investments Inc.                                1361 Alps Road
                                                    Wayne, New Jersey  07470

           2. THE CLASS AND NUMBER OF SHARES BENEFICIALLY OWNED BY THE PROPONENT AS OF THE DATE OF THIS NOTICE
                      --------------------------------------------------------

                     The class of shares of the Company's capital stock beneficially owned by the persons listed below as of the date of this Notice is Common Stock.

                                                      Number of Shares
Name                                                 Beneficially Owned
----                                                 ------------------
ISP Investments Inc.                                       2,229,200

           3.         REPRESENTATION OF THE PROPONENT
                      -------------------------------

                     By executing this Notice of Intention to Present Business and Nominations, the Proponent thereby represents that the Proponent intends to appear in person or by proxy at the 2000 Annual Meeting to nominate the Proponent's nominees.

           4. DESCRIPTION OF ALL ARRANGEMENTS BETWEEN THE PROPONENT AND THE NOMINEES AND OTHER PERSONS PURSUANT TO WHICH NOMINATIONS ARE BEING MADE
                      ---------------------------------------------------------

                     Each of the Proponent's Nominees (other than Samuel J. Heyman and Sunil Kumar) will receive a stipend of $50,000 for his service as a Nominee. This stipend is not refundable in any manner in connection with the outcome of the Proponent's proxy solicitation or otherwise.

                     Each of the Proponent's Nominees is a party to an indemnity agreement with ISP (each, a "Director Indemnity Agreement" and collectively, the "Director Indemnity Agreements"). In accordance with the terms of the Director Indemnity Agreements, ISP has agreed to indemnify and hold harmless each of the Proponent's Nominees from and against, among other things, all expenses, liabilities and losses, including reasonable attorneys' fees, related to any action, suit or proceeding to which such Nominee is made a party or threatened to be made a party by reason of such Nominee's action or inaction while serving as one of the Proponent's Nominees.

           5. OTHER INFORMATION REQUIRED BY THE PROXY RULES REGARDING THE PROPONENT
                      -------------------------------------------------------

                     Such other information regarding the Proponent as would be required to be included in a Proxy Statement on Schedule 14A under the Exchange Act in connection with the solicitation of proxies for the adoption of the Proponent's proposals described herein and the election of the Proponent's nominees is set forth on Annex VII hereto. Please see Annex VII hereto and Section B. above for additional information regarding the Proponent required by Regulation 14A under the Exchange Act.

                                      * * *

           The Proponent requests written notice as soon as practicable, but in no event later than February 4, 2000, of any alleged defect in this Notice of Intention to Present Business and Nominations and reserves the right, following receipt of any such notice, to either challenge, or attempt as soon as practicable to cure, such alleged defect. The Proponent reserves the right to give further notice of additional business or nominations to be conducted or made at the 2000 Annual Meeting or other meeting of the Company's shareholders, to revise the proposals or nominations describe herein, or not to present any one or more of the proposals or nominations described herein.

           The Proponent agrees to furnish such other information with respect to the Nominees as may reasonably be required by the Company to determine the eligibility of any such Nominee to serve as a director of the Company.

           Nothing herein shall be deemed to be an admission that the Proponent, the Nominees or the beneficial owners of any of the shares of Common Stock held of record by any participants in any proxy solicitation by the Proponent pursuant to Regulation 14A under the Exchange Act, constitute a "group" within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, or the rules and regulations thereunder or of any provision of the CBCA.

           Please direct any questions regarding the information contained in this Notice of Intention to Present Business and Nominations to Richard A. Weinberg, Esq., c/o ISP Management Company, Inc., 1361 Alps Road, Wayne, New Jersey 07470, (973) 628-3000 (Phone), (973) 628-3229 (Facsimile), with a copy to
Stephen E. Jacobs, Esq., Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, (212) 310-8320 (Phone), (212) 310-8007 (Facsimile).

           In witness whereof, the Proponent has caused this Notice of Intention to Present Business and Nominations to be duly executed on this 27th day of January, 2000.

                             INTERNATIONAL SPECIALTY PRODUCTS INC.
                             ISP INVESTMENTS INC.




                             By: /s/ Susan B. Yoss
                                 ----------------------------------
                                 Name: Susan B. Yoss
                                 Title: Senior Vice President and Treasurer

                                                                         ANNEX I


                            BOARD SIZE BYLAW PROPOSAL


           RESOLVED, that the Bylaws of Dexter Corporation be, and they hereby are, amended, effective at the time this resolution is approved by the shareholders of Dexter Corporation, by:

     1. deleting the fourth sentence of Article III, Section 1, which reads "[e]ach class of directorships shall consist of not less than one nor more than five directorships", in its entirety;

     2.   adding a new fourth sentence of Article III, Section 1 as follows:

          "At the annual meeting of the shareholders of the corporation held in 2000, additional directors shall be elected so that the Board of Directors shall consist of seventeen directorships. The additional directorships thereby created shall be allocated to the classes with terms expiring at the annual meeting of the shareholders of the corporation to be held in 2001 or 2002, unless allocated to a different class by the Board of Directors consistent with Section 33-740 of the Connecticut Business Corporation Act"; and

     3.   adding a new final sentence of Article III, Section 1 as follows:

          "The fourth sentence of this Section 1 may be altered, amended or repealed only with the approval of the shareholders of the corporation entitled to vote thereon in the manner set forth in Section 33-709(c) of the Connecticut Business Corporation Act."

                                                                        ANNEX II


                   THE ADDITIONAL DIRECTORS ELECTION PROPOSAL

           RESOLVED, that each of the following persons be elected a director of Dexter Corporation to fill the new directorships on the Board of Directors of Dexter Corporation resulting from the adoption of the resolution amending
Article III, Section 1 of the Bylaws to increase the size of the Board, for a term commencing at the time this resolution is adopted by the shareholders of Dexter Corporation and shall be allocated into classes with terms continuing until the annual meeting of the shareholders of Dexter Corporation to be held in the year indicated below, and until the election and qualification of his respective successor or until his earlier resignation or removal:



Alan Meckler                                                      2002

Dan Ogden                                                         2002

Morrison DeSoto Webb                                              2002

Robert Englander                                                  2002

John Droney                                                       2001

Anthony T. Kronman                                                2001

Vincent Tese                                                      2001



; provided, that the Board of Directors may instead allocate certain of such directorships to a different class, consistent with Section 33-740 of the Connecticut Business Corporation Act.

                                                                       ANNEX III


                         THE POISON PILL BYLAW PROPOSAL

           RESOLVED, that the Bylaws of Dexter Corporation be, and they hereby are, amended, effective at the time this resolution is approved by the shareholders of Dexter Corporation, by adding the following Section 7 to the end of Article II:

                     "Section 7.  Rights Agreements.
                                  -----------------

                               The Board of Directors, in exercising its rights
                     and duties with respect to the administration of the Rights Agreement, dated as of August 23, 1996, as amended, by and between the corporation and ChaseMellon Shareholder Services L.L.C., as Rights Agent (the "Rights Agreement") will carry out a resolution authorizing (i) the partial or complete redemption of the rights issued pursuant to the Rights Agreement (the "Rights"), or (ii) an amendment to the Rights Agreement making the Rights inapplicable to offers or transactions or types of offers or transactions specified in such resolution, if such resolution is authorized and approved by the shareholders of the corporation entitled to vote thereon in the manner set forth in Section 33-709(c) of the Connecticut Business Corporation Act. In addition, the Board of Directors shall not adopt any new shareholder rights plan, rights agreement or any other form of "poison pill" which is designed to or has the effect of making acquisitions of large holdings of the corporation's shares of capital stock more difficult or expensive, unless such plan is first approved by the shareholders of the corporation entitled to vote thereon in the manner set forth in Section 33-709(c) of the Connecticut Business Corporation Act. This Section 7 may be altered, amended or repealed only with the approval of the shareholders of the corporation entitled to vote thereon in the manner set forth in Section 33-709(c) of the Connecticut Business Corporation Act."

                                                                        ANNEX IV


                       THE POISON PILL AMENDMENT PROPOSAL

           RESOLVED, that the shareholders of Dexter Corporation hereby exercise their right under Article II, Section 7 of the Bylaws of Dexter Corporation, as amended on the date hereof, to require the Board of Directors to promptly amend the Rights Agreement, dated as of August 23, 1996, as amended, by and between Dexter Corporation and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agreement") to provide that the acquisition of beneficial ownership of shares of common stock, par value $1.00 per share, of Dexter Corporation ("Common Stock") pursuant to any offer for all outstanding shares of Common Stock for consideration of at least $45 per share net to the seller in cash, shall constitute a "Qualifying Offer" within the meaning of Sections 11(a)(ii) and 13(d) of the Rights Agreement.

                                                                         ANNEX V


                            THE BYLAW REPEAL PROPOSAL

           RESOLVED, that any and all amendments made by the Board of Directors of Dexter Corporation to the Bylaws of Dexter Corporation on or after February 26, 1999, be, and the same hereby are, repealed, and that, without the approval of the shareholders of Dexter Corporation, the Board of Directors may not thereafter amend any section of the Bylaws affected by such repeal or adopt any new Bylaw provision which serves to reinstate any repealed provisions or any similar provisions.

                                                                        ANNEX VI


                              THE OMNIBUS PROPOSAL

           RESOLVED, that each of the proposals of International Specialty Products Inc. and ISP Investments Inc. shall be voted upon by the shareholders of Dexter Corporation at the 2000 Annual Meeting in the following order:


                     1.        This Omnibus Proposal;

                     2.        The Bylaw Repeal Proposal;

                     3.        The Director Election Proposal;

                     4.        The Board Size Bylaw Proposals;

                     5.        The Additional Directors Election Proposal;

                     6.        The Poison Pill Bylaw Proposal; and

                     7.        The Poison Pill Amendment Proposal.

                                                                       ANNEX VII

                    INFORMATION CONCERNING CERTAIN DIRECTORS,
                          OFFICERS, EMPLOYEES AND OTHER
                        REPRESENTATIVES OF THE PROPONENT

           Information is being given herein for (i) International Specialty Products Inc., a Delaware corporation ("ISP"), (ii) ISP Investments Inc., a Delaware corporation (together with ISP, the "Proponents"), (iii) Samuel J. Heyman, a natural person and nominee for the Board of Directors of the Company ("Heyman"), (iv) Sunil Kumar, a natural person and nominee for the Board of Directors of the Company ("Kumar"), (v) Philip Peller, a natural person and nominee for the Board of Directors of the Company ("Peller"), (vi) Alan Meckler, a natural person and nominee for the Board of Directors of the Company ("Meckler"), (vii) Dan Ogden, a natural person and nominee for the Board of Directors of the Company ("Ogden"), (viii) Morrison DeSoto Webb, a natural person and nominee for the Board of Directors of the Company ("Webb"), (ix) Robert Englander, a natural person and nominee for the Board of Directors of the Company ("Englander"), (x) John Droney, a natural person and nominee for the Board of Directors of the Company ("Droney"), (xi) Anthony T. Kronman, a natural person and nominee for the Board of Directors of the Company ("Kronman"), and
(xii) Vincent Tese, a natural person and nominee for the Board of Directors of the Company ("Tese"), who are each a "participant in a solicitation" as defined under the proxy rules (collectively, the "Participants").

           Information is also given for each of the entities listed on Schedule A to this Annex VII, each of which is an "associate", as defined under the proxy rules, of the Proponents.

           Each of the Proponents is a Delaware corporation. Each of the Proponents has its principal place of business at 300 Delaware Avenue, Wilmington, Delaware 19801. The address of each of the entities listed on Schedule A to this Annex VII is c/o ISP Management Company, Inc., 1361 Alps Road, Wayne, New Jersey 07470.

           The Participants may be deemed to have beneficial ownership of the Company's Common Stock and the common stock, par value $.01 per share ("LTI Common Stock"), of Life Technologies, Inc. ("LTI") as set forth immediately below. Except as set forth below, no associates of any of the Participants owns any Common Stock or LTI Common Stock.

                                                                                                         APPROXIMATE MARGIN
                              NUMBER OF SHARES OF THE                 NUMBER OF SHARES               INDEBTEDNESS WITH RESPECT
NAME                          COMPANY'S COMMON STOCK                OF LTI'S COMMON STOCK                 TO COMMON STOCK
----                          ----------------------                ---------------------                 ---------------
ISP Investments Inc.                      2,299,200                            3,384,600                         (5)
                                    (direct ownership)(1)          (direct/indirect ownership)(2)(3)
ISP Opco Holdings Inc.                    2,299,200                            3,384,600                         (5)
                                   (indirect ownership)(1)            (indirect ownership)(2)(3)

ISP Ireland                                   0                                 452,000                            (5)
                                                                         (direct ownership)(3)
International Specialty                   2,299,200                            3,506,270                         (5)
Products Inc.                      (indirect ownership)(1)       (direct/indirect ownership)(2)(3)(4)

Samuel J. Heyman                          2,299,200                            3,506,270                         (5)
                                   (indirect ownership)(1)           (indirect ownership)(2)(3)(4)

Sunil Kumar                                   0                                      0                           $ 0

Philip Peller                                 0                                      0                           $ 0

Alan Meckler                                  0                                      0                           $ 0

Dan Ogden                                     0                                      0                           $ 0

Morrison DeSoto Webb                          0                                      0                           $ 0

Robert Englander                              0                                      0                           $ 0

John Droney                                   0                                      0                           $ 0

Anthony T. Kronman                            0                                      0                           $ 0

Vincent Tese                                  0                                      0                           $ 0


(1) The Proponent has the sole power to vote, direct the voting of, dispose of and direct the disposition of the Common Stock. ISP Opco Holdings Inc. ("ISP Opco"), by virtue of its indirect ownership of all of the outstanding capital stock of the Proponent, may be deemed to own beneficially (solely for purposes of Rule 13d-3) the Common Stock owned by the Proponent. International Specialty Products Inc. ("ISP"), by virtue of its ownership of all of the outstanding common stock of ISP Opco, may be deemed to own beneficially (solely for purposes of Rule 13d-3) the Common Stock owned by the Proponent. Mr. Heyman, by virtue of his beneficial ownership (as defined in Rule 13d-3) of approximately 76% of the capital stock of ISP, may be deemed to own beneficially (solely for purposes of Rule 13d-3) the Common Stock owned by the Proponent.

(2) The Proponent has the sole power to vote, direct the voting of, dispose of and direct the disposition of 2,932,600 shares of LTI Common Stock. ISP Opco, by virtue of its indirect ownership of all of the outstanding capital stock of the Proponent, may be deemed to own beneficially (solely for purposes of Rule 13d-3) all of the LTI Common Stock owned by the Proponent. ISP, by virtue of its ownership of all of the outstanding common stock of ISP Opco, may be deemed to own beneficially (solely for purposes of Rule 13d-3) the LTI Common Stock owned by the Proponent. Mr. Heyman, by virtue of his beneficial ownership (as defined in Rule 13d-3) of approximately 76% of the capital stock of ISP, may be deemed to own beneficially (solely for purposes of Rule 13d-3) the LTI Common Stock owned by the Proponent.

(3) ISP Ireland has the sole power to vote, direct the voting of, dispose of and direct the disposition of 452,000 shares of LTI Common Stock. The Proponent, by virtue of its indirect ownership of all of the outstanding capital stock of ISP Ireland, may be deemed to own beneficially (solely for purposes of Rule 13d-3) all of the LTI Common Stock owned by ISP Ireland. ISP Opco, by virtue of its indirect ownership of all of the outstanding capital stock of the Proponent, may be deemed to own beneficially (solely for purposes of Rule 13d-3) all of the LTI Common Stock owned by ISP Ireland. ISP, by virtue of its ownership of all of the outstanding common stock of ISP Opco, may be deemed to own beneficially (solely for purposes of Rule 13d-3) the LTI Common Stock owned by ISP Ireland. Mr. Heyman, by virtue of his beneficial ownership (as defined in Rule 13d-3) of approximately 76% of the capital stock of ISP, may be deemed to own beneficially (solely for purposes of Rule 13d-3) the LTI Common Stock owned by ISP Ireland.

(4) ISP has the sole power to vote, direct the voting of, dispose of and direct the disposition of 121,670 shares of LTI Common Stock. Mr. Heyman, by virtue of his beneficial ownership (as defined in Rule 13d-3) of approximately 76% of the capital stock of ISP, may be deemed to own beneficially (solely for purposes of Rule 13d-3) the LTI Common Stock owned by ISP.

(5)        In the ordinary course of its business, ISP Investments Inc.
           purchases securities for its investment portfolio with funds obtained from the working capital of ISP Investments, loans from affiliates and borrowings pursuant to standard margin arrangements.

           Other than as set forth immediately below, to the best of the knowledge of the Participants and their associates, none has been, within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, division of losses or profits, or the giving or withholding of proxies:

           On November 25, 1998, ISP entered into an agreement (the "Group Agreement") with certain other persons with respect to such parties' ownership of LTI

Common Stock. Pursuant to the terms of the Group Agreement, ISP and the other parties thereto agreed (i) not to sell or otherwise dispose of any shares of LTI Common Stock unless all of the parties mutually agreed (subject to certain exceptions), (ii) to bear its own costs and expenses incurred in connection with its ownership of LTI Common Stock, the Group Agreement or any transactions entered into pursuant to the Group Agreement (subject to certain exceptions for expenses incurred for the benefit of all the parties thereto), (iii) to join with ISP in a Schedule 13D filing and any required amendments thereto and (iv) not to enter into any other contract, arrangement, understanding or relationship with any other person with respect to the equity securities of LTI. The Group Agreement provided for a term of six months, but was extended through September 30, 2000 by all but one of the original members of the group.

           No Participant or Associate owns any securities of the Company of record but not beneficially.

           None of the Participants and none of their associates has any arrangement or understanding with any person with respect to (i) any future employment with the Company or (ii) any future transactions to which the Company or any of its affiliates may be a party, except as set forth in the letter, dated December 14, 1999, from Mr. Heyman to the Company's Chairman and Chief Executive Officer, in which ISP proposed to purchase all of the Company's outstanding Common Stock for $45 per share in a merger transaction, which proposal was subsequently rejected by the Company's Board by correspondence dated December 23, 1999. No family relationships exist among the Proponent's Nominees or between any Company director or executive officer and any of the Proponent's Nominees.

           The Proponent reserves the right to retain one or more financial advisors and proxy solicitors, who may be considered participants in a solicitation under Regulation 14A of the Exchange Act.

           The following is a summary of all transactions in Company securities by the Participants over the last two years.

            DATE OF TRANSACTION       NATURE OF TRANSACTION    NUMBER OF SHARES
            -------------------------------------------------------------------
               09/15/98                        Buy                   37,000
               09/17/98                        Buy                  440,000
               09/21/98                        Buy                   64,700
               09/23/98                        Buy                    5,400
               09/25/98                        Buy                   10,000
               09/30/98                        Buy                   10,600
               10/01/98                        Buy                      100
               10/02/98                        Buy                   25,000
               10/05/98                        Buy                      600

               10/06/98                        Buy                   14,200
               10/07/98                        Buy                   18,400
               10/09/98                        Buy                   55,500
               10/16/98                        Buy                  169,100
               10/19/98                        Buy                   75,000
               11/11/98                        Buy                   47,500
               11/12/98                        Buy                   69,600
               12/01/98                        Sell                (50,000)
               12/02/98                        Sell                (25,000)
               12/04/98                        Buy                  106,500
               12/09/98                        Buy                   11,600
               12/10/98                        Buy                   15,600
               12/11/98                        Buy                   18,500
               12/14/98                        Buy                   14,000
               12/15/98                        Buy                    6,000
               02/17/99                        Buy                    5,000
               03/31/99                        Buy                    7,500
               05/07/99                        Sell                (25,000)
               05/13/99                        Buy                   10,000
               05/14/99                        Buy                   20,000
               05/17/99                        Buy                   17,100
               05/18/99                        Buy                   21,600
               05/19/99                        Buy                    2,500
               05/21/99                        Buy                   10,000
               05/24/99                        Buy                   11,400
               05/25/99                        Buy                   20,500
               05/26/99                        Buy                   20,000
               05/27/99                        Buy                   19,000
               05/28/99                        Buy                    2,000
               06/01/99                        Buy                   19,000
               06/02/99                        Buy                   22,500
               06/03/99                        Buy                    6,200
               06/07/99                        Buy                    5,500
               06/08/99                        Buy                    1,900
               06/09/99                        Buy                   31,500
               06/10/99                        Buy                    1,300
               06/15/99                        Buy                   10,000
               06/24/99                        Sell                (25,000)
               07/13/99                        Sell                 (2,900)
               07/22/99                        Buy                    9,600
               07/23/99                        Buy                    5,000
               07/26/99                        Buy                    4,700
               07/28/99                        Buy                    7,700

               08/03/99                        Sell                 (6,300)
               08/05/99                        Buy                    3,500
               08/06/99                        Sell                 (3,500)
               08/09/99                        Buy                  248,400
               08/10/99                        Buy                   11,400
               08/11/99                        Buy                   12,700
               08/19/99                        Sell                 (5,300)
               08/20/99                        Buy                   56,000
               08/23/99                        Buy                   94,900
               08/24/99                        Buy                   28,900
               08/25/99                        Buy                   12,300
               08/27/99                        Buy                   12,000
               08/30/99                        Buy                   13,000
               08/31/99                        Buy                    7,500
               09/03/99                        Buy                   84,300
               09/07/99                        Buy                   48,600
               09/08/99                        Buy                    9,900
               09/13/99                        Sell                 (1,000)
               09/14/99                        Sell                 (1,400)
               09/15/99                        Sell                 (2,000)
               09/17/99                        Buy                   46,300
               09/20/99                        Buy                   76,000
               09/21/99                        Buy                   31,400
               09/22/99                        Buy                   15,000
               09/23/99                        Buy                   34,000
               09/24/99                        Buy                   47,600
               09/27/99                        Buy                   46,500
                                                               -------------
                                                                  2,299,200
                                                               =============

                                                         SCHEDULE A TO ANNEX VII


               Associates of International Specialty Products Inc.
               ---------------------------------------------------


ISP Opco Holdings Inc.
Belleville Realty Corp.
ISP Alginates Inc.
ISP Management Company, Inc.
ISP Chemicals Inc.
ISP Minerals Inc.
ISP Technologies Inc.
ISP Mineral Products Inc.
ISP Environmental Services Inc.
Bluehall Incorporated
ISP Realty Corporation
ISP Real Estate Company, Inc.
International Specialty Products Funding Corporation
ISP Newark Inc.
ISP Van Dyk Inc.
ISP Fine Chemicals Inc.
ISP Freetown Fine Chemicals Inc.
Verona Inc.
ISP Global Technologies Inc.
ISP International Corp.
ISP Marl Holdings Gmbh
ISP Holdings (U.K.) Ltd.
ISP Ireland
ISP (Puerto Rico) Inc.
ISP Marl Gmbh
ISP Acetylene Gmbh
ISP Alginates (U.K.) Ltd.
ISP (Great Britain) Co. Ltd.
ISP Andina, C.A.
ISP Argentina S.A.
ISP Asia Pacific Pte Ltd.
ISP (Australasia) Pte Ltd.
ISP (Belgium) N.V.
ISP (Belgium) International N.V.
ISP do Brasil Ltda.
ISP (Canada) Inc.
ISP Ceska Republika Spol S.R.O.
ISP (China) Limited
ISP Colombia Ltda.

ISP Freight Service N.V.
ISP Global Operations (Barbados) Inc.
ISP Global Technologies (Belgium) S.A.
ISP Global Technologies (Germany) Holding Gmbh
ISP Customer Service Gmbh
ISP Global Technologies Deutschland Gmbh
International Specialty Products ISP (France) S.A.
ISP (Hong Kong) Limited
ISP (Italia) S.r.l.
ISP (Japan) Ltd.
ISP (Korea) Limited
ISP Mexico, S.A. de C.V.
ISP (Norden) A.B.
ISP (Osterreich) G.m.b.h.
ISP (Polska) Sp.z. o.p.
ISP Sales (Barbados) Inc.
ISP Sales (U.K.) Limited
ISP (Singapore) Pte Ltd.
ISP (Switzerland) A.G.
ISP (Thailand) Co., Ltd.
Chemfields Pharmaceuticals Private Limited

                                                                     Exhibit 1-A






                     Consent to Serve as Director of Dexter Corporation
                     --------------------------------------------------


To:  Secretary of Dexter Corporation

           The undersigned hereby consents (i) to be nominated for election to the Board of Directors of Dexter Corporation, a Connecticut corporation (the "Company"), (ii) to serve as a director of the Company, if he is duly elected by the shareholders thereof, and (iii) to the reference to his or her name in the Proxy Statement of International Specialty Products Inc., and any amendments thereto, in connection with the 2000 Annual Meeting of Shareholders of the Company, as a person nominated to serve as a director of the Company.

Dated the 27th day of January, 2000.



                                                       /s/ Samuel J. Heyman
                                                       --------------------
                                                           Samuel J. Heyman

                                                                     Exhibit 1-B






                     Consent to Serve as Director of Dexter Corporation
                     --------------------------------------------------


To:  Secretary of Dexter Corporation

           The undersigned hereby consents (i) to be nominated for election to the Board of Directors of Dexter Corporation, a Connecticut corporation (the "Company"), (ii) to serve as a director of the Company, if he is duly elected by the shareholders thereof, and (iii) to the reference to his or her name in the Proxy Statement of International Specialty Products Inc., and any amendments thereto, in connection with the 2000 Annual Meeting of Shareholders of the Company, as a person nominated to serve as a director of the Company.

Dated the 27th day of January, 2000.



                                                        /s/ Sunil Kumar
                                                        -----------------------
                                                        Sunil Kumar

                                                                     Exhibit 1-C






               Consent to Serve as Director of Dexter Corporation
               --------------------------------------------------



To:  Secretary of Dexter Corporation

           The undersigned hereby consents (i) to be nominated for election to the Board of Directors of Dexter Corporation, a Connecticut corporation (the "Company"), (ii) to serve as a director of the Company, if he is duly elected by the shareholders thereof, and (iii) to the reference to his or her name in the Proxy Statement of International Specialty Products Inc., and any amendments thereto, in connection with the 2000 Annual Meeting of Shareholders of the Company, as a person nominated to serve as a director of the Company.

Dated the 22nd day of January, 2000.



                                                        /s/Philip Peller
                                                        ----------------
                                                        Philip Peller

                                                                     Exhibit 1-D






                     Consent to Serve as Director of Dexter Corporation
                     --------------------------------------------------


To:  Secretary of Dexter Corporation

           The undersigned hereby consents (i) to be nominated for election to the Board of Directors of Dexter Corporation, a Connecticut corporation (the "Company"), (ii) to serve as a director of the Company, if he is duly elected by the shareholders thereof, and (iii) to the reference to his or her name in the Proxy Statement of International Specialty Products Inc., and any amendments thereto, in connection with the 2000 Annual Meeting of Shareholders of the Company, as a person nominated to serve as a director of the Company.

Dated the 27th day of January, 2000.


                                                     /s/Robert Englander
                                                     -------------------
                                                     Robert Englander

                                                                     Exhibit 1-E






                     Consent to Serve as Director of Dexter Corporation
                     --------------------------------------------------


To:  Secretary of Dexter Corporation

           The undersigned hereby consents (i) to be nominated for election to the Board of Directors of Dexter Corporation, a Connecticut corporation (the "Company"), (ii) to serve as a director of the Company, if he is duly elected by the shareholders thereof, and (iii) to the reference to his or her name in the Proxy Statement of International Specialty Products Inc., and any amendments thereto, in connection with the 2000 Annual Meeting of Shareholders of the Company, as a person nominated to serve as a director of the Company.

Dated the 19th day of January, 2000.



                                                        /s/Alan Meckler
                                                        ---------------
                                                        Alan Meckler

                                                                     Exhibit 1-F






                     Consent to Serve as Director of Dexter Corporation
                     --------------------------------------------------


To:  Secretary of Dexter Corporation

           The undersigned hereby consents (i) to be nominated for election to the Board of Directors of Dexter Corporation, a Connecticut corporation (the "Company"), (ii) to serve as a director of the Company, if he is duly elected by the shareholders thereof, and (iii) to the reference to his or her name in the Proxy Statement of International Specialty Products Inc., and any amendments thereto, in connection with the 2000 Annual Meeting of Shareholders of the Company, as a person nominated to serve as a director of the Company.

Dated the 20th day of January, 2000.



                                                      /s/Dan Ogden
                                                      ------------
                                                      Dan Ogden

                                                                     Exhibit 1-G






                     Consent to Serve as Director of Dexter Corporation
                     --------------------------------------------------


To:  Secretary of Dexter Corporation

           The undersigned hereby consents (i) to be nominated for election to the Board of Directors of Dexter Corporation, a Connecticut corporation (the "Company"), (ii) to serve as a director of the Company, if he is duly elected by the shareholders thereof, and (iii) to the reference to his or her name in the Proxy Statement of International Specialty Products Inc., and any amendments thereto, in connection with the 2000 Annual Meeting of Shareholders of the Company, as a person nominated to serve as a director of the Company.

Dated the 19th day of January, 2000.



                                                     /s/Morrison DeSoto Webb
                                                     -----------------------
                                                     Morrison DeSoto Webb

                                                                     Exhibit 1-H






                     Consent to Serve as Director of Dexter Corporation
                     --------------------------------------------------


To:  Secretary of Dexter Corporation

           The undersigned hereby consents (i) to be nominated for election to the Board of Directors of Dexter Corporation, a Connecticut corporation (the "Company"), (ii) to serve as a director of the Company, if he is duly elected by the shareholders thereof, and (iii) to the reference to his or her name in the Proxy Statement of International Specialty Products Inc., and any amendments thereto, in connection with the 2000 Annual Meeting of Shareholders of the Company, as a person nominated to serve as a director of the Company.

Dated the 18th day of January, 2000.



                                                        /s/Anthony T. Kronman
                                                        ---------------------
                                                        Anthony T. Kronman

                                                                     Exhibit 1-I






                     Consent to Serve as Director of Dexter Corporation
                     --------------------------------------------------


To:  Secretary of Dexter Corporation

           The undersigned hereby consents (i) to be nominated for election to the Board of Directors of Dexter Corporation, a Connecticut corporation (the "Company"), (ii) to serve as a director of the Company, if he is duly elected by the shareholders thereof, and (iii) to the reference to his or her name in the Proxy Statement of International Specialty Products Inc., and any amendments thereto, in connection with the 2000 Annual Meeting of Shareholders of the Company, as a person nominated to serve as a director of the Company.

Dated the 20th day of January, 2000.



                                                        /s/John Droney
                                                        --------------
                                                        John Droney

                                                                     Exhibit 1-J






                     Consent to Serve as Director of Dexter Corporation
                     --------------------------------------------------


To:  Secretary of Dexter Corporation

           The undersigned hereby consents (i) to be nominated for election to the Board of Directors of Dexter Corporation, a Connecticut corporation (the "Company"), (ii) to serve as a director of the Company, if he is duly elected by the shareholders thereof, and (iii) to the reference to his or her name in the Proxy Statement of International Specialty Products Inc., and any amendments thereto, in connection with the 2000 Annual Meeting of Shareholders of the Company, as a person nominated to serve as a director of the Company.

Dated the 24th day of January, 2000.



                                                          /s/Vincent Tese
                                                          ---------------
                                                          Vincent Tese